UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2026

K&F Growth Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42503	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1219 Morningside Drive, Suite 110

Manhattan Beach, CA 90266

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-545-9265

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	KFIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	KFII	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifteenth (1/15) of one Class A ordinary share upon the consummation of the initial business combination	KFIIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 4, 2026, K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting of shareholders in lieu of an annual general meeting of shareholders (the “Meeting”), which was originally scheduled for November 3, 2026, and was postponed until November 4, 2026.

In connection with the Meeting, the Company and K&F Growth Acquisition LLC I (the “Sponsor”) entered into non-redemption agreements (collectively, the “Non-Redemption Agreements”) with certain of the Company’s existing shareholders (collectively, the “Signing Shareholders”) with respect to an aggregate of 6,273,187 Class A ordinary shares, par value $0.0001, of the Company which were originally included in the units sold by the Company in its initial public offering. The Signing Shareholders are not affiliates of the Company, the Sponsor or the Company’s officers or directors. In consideration of the foregoing agreements, the Company (or any successor to the Company) (either such entity, the “Issuer”) is obligated to issue to the Signing Shareholders an aggregate of 1,045,531 ordinary shares or shares of common stock, as the case may be, of the Issuer in connection with the consummation of the Company’s initial business combination if such consummation is on or prior to May 7, 2027 or an aggregate of 1,254,637 ordinary shares or shares of common stock, as the case may be, of the Issuer if such consummation is after May 7, 2027.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 4, 2026, the Company’s shareholders approved, by way of special resolution, an amendment to the Company’s memorandum and articles of association (the “Articles”) to extend the date by which the Company must consummate an initial business combination from November 6, 2026 to August 6, 2027.

The disclosure contained in Item 5.07 of this Report is incorporated by reference in this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As noted above, the Company held the Meeting on November 4, 2026. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Meeting.

At the Meeting, the Company’s shareholders were presented with a proposal (the “Extension Amendment Proposal”) to approve, by way of special resolution, an amendment to the Articles (the “Extension Amendment”) to extend the date by which the Company must consummate an initial business combination from November 6, 2026 to August 6, 2027, or such earlier date as determined by the Board.

Also at the Meeting, the Company’s shareholders were presented with a proposal to ratify, by way of ordinary resolution, the selection by the Board’s Audit Committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal” and, together with the Extension Amendment Proposal, the “Proposals”).

Under the law of the Cayman Islands, approval of the Extension Amendment Proposal required the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of the Company’s (i) Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and (ii) Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) voting as a single class, who, being entitled to do so, voted in person or by proxy at the Meeting.

The votes on the Extension Amendment Proposal by the holders of Ordinary Shares were as follows:

For	Against	Abstentions	Broker Non-Votes
25,549,695	3,845,696	0	4,015,703

Accordingly, the Extension Amendment Proposal was approved.

The votes on the Auditor Ratification Proposal by the holders of the Ordinary Shares were as follows:

For	Against	Abstentions	Broker Non-Votes
29,667,634	3,743,460	0	0

Accordingly, the Auditor Ratification Proposal was approved.

A proposal to adjourn the Meeting, by way of ordinary resolution, to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of any of the Proposals was not presented because there were enough votes to approve the Proposals.

In connection with the votes to approve the Extension Amendment Proposal, the holders of 22,305,639 Class A Ordinary Shares that were included as part of the units sold by the Company in its initial public offering (the “Public Shares”) properly exercised their right to redeem such shares for cash at a redemption price of approximately $10.75 per share, for an aggregate redemption amount from the trust account established for the benefit of the holders of Public Shares of approximately $239.82 million (the “Redemptions”). Following the Redemptions, there are 16,950,420 Class A Ordinary Shares and one Class B Ordinary Share currently issued and outstanding.

The Company filed the Extension Amendment with the Cayman Islands Registrar of Companies on November 5, 2026. A copy of the Extension Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K&F Growth Acquisition Corp. II

By:	/s/ Edward King
Name:	Edward King
Title:	Co-Chief Executive Officer

Dated: November 6, 2026

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